Exhibit 99.1

FOR IMMEDIATE RELEASE

XCEL BRANDS ANNOUNCES FOURTH QUARTER AND FULL YEAR 2015 FINANCIAL RESULTS

Company Reports Double-Digit Year-over-Year Revenue Growth of 34% to $27.7 Million

2015 Adjusted EBITDA Increased 33% to $9.3 Million

Full Year Non-GAAP Earnings per Diluted Share of $0.36

NEW YORK, NY (March 15, 2016) – Xcel Brands, Inc. (NASDAQ: XELB) (“Xcel” or the “Company”), a brand development and media company, today announced its financial results for the fourth quarter and full year ended December 31, 2015.

“Fiscal 2015 was a year marked with significant milestones and strong business performance fueling robust growth to our top and bottom line,” said Robert W. D'Loren, Xcel's Chairman and Chief Executive Officer. “These milestones include our successful up-listing to the NASDAQ Global Market, a completed public equity offering, the strategic acquisition of the C. Wonder brand, the launch of H by Halston brand on QVC and the creation of a quick-time-response or short lead time supply chain to improve and maximize full price sell-through for our retail partners. Additionally, we recently announced the refinancing of our senior credit facility providing us with increased financial flexibility. We are entering 2016 with powerful momentum and are confident that our recent results and achievements, coupled with the on-going execution of our key initiatives, leave us well positioned to achieve continued revenue expansion, increased profitability and sustainable long-term growth across our portfolio of brands.”

Fourth Quarter 2015 Results

Total revenue for the fourth quarter of fiscal 2015 increased 31% to $7.5 million, compared with $5.7 million for the fourth quarter of fiscal 2014.

Net income was $0.8 million for the quarter ended December 31, 2015, or $0.04 per diluted share, compared with a net loss of ($0.6) million, or ($0.05) per diluted share, in the prior year quarter. After adjusting for certain cash and non-cash items, non-GAAP net income for the quarter ended December 31, 2015 was $2.1 million, or $0.10 per diluted share, compared with $1.0 million, or $0.07 per diluted share in the prior year quarter.

Adjusted EBITDA for the quarter ended December 31, 2015 increased approximately $1.7 million to $3.0 million, compared with $1.3 million for the quarter ended December 31, 2014.

Full Year 2015 Results

Total revenue for the year ended December 31, 2015 increased 34% to $27.7 million, compared with $20.7 million in the prior year.

Net income was $2.6 million for the year ended December 31, 2015, or $0.15 per diluted share, compared with a net loss of ($1.0) million, or ($0.08) per diluted share, in the prior year. After adjusting for certain cash and non-cash items, non-GAAP net income for the year ended December 31, 2015 was $6.3 million, or non-GAAP earnings per diluted share of $0.36, compared with $5.2 million, or non-GAAP earnings per diluted share of $0.40, compared with the prior year.

475 Tenth Avenue, 4th floor • new york, new york • 10018

Phone: 347-727-2474 • INFO@XCELBRANDS.COM

Adjusted EBITDA for the year ended December 31, 2015 increased approximately $2.3 million to $9.3 million, compared with $7.0 million in the prior year.

See reconciliation tables below for non-GAAP metrics. These non-GAAP metrics may be inconsistent with similar measures presented by other companies and should only be used in conjunction with our results reported according to U.S. generally accepted accounting principles ("U.S. GAAP"). Any financial measure other than those prepared in accordance with U.S. GAAP should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. GAAP.

Balance Sheet

The Company's balance sheet remains strong with stockholders' equity of $100.1 million as of December 31, 2015, an increase of approximately $39.9 million compared with December 31, 2014, and adjusted working capital (which excludes obligations payable in stock) of approximately $16.0 million as of the end of the current fiscal year. Cash and cash equivalents increased approximately $8.3 million to $16.9 million, compared with $8.5 million at December 31, 2014.

Conference Call and Webcast

The Company will host a conference call with members of the executive management team to discuss these results with additional comments and details at 5:00 p.m. Eastern Time on Tuesday, March 15, 2016. A webcast of the conference call will be available live on the Investor Relations section of Xcel's website at www.xcelbrands.com. Interested parties unable to access the conference call via the webcast may dial 888-329-8893. A replay of the conference call will be available on the Company website for 30 days following the event and can be accessed at 877-870-5176 using replay pin number 4909666.

About Xcel Brands

Xcel Brands, Inc. (NASDAQ:XELB) is a brand development and media company engaged in the design, production, licensing, marketing and direct-to-consumer sales of branded apparel, footwear, accessories, jewelry, home goods, and other consumer products, and the acquisition of dynamic consumer lifestyle brands. Xcel was founded by Robert W. D’Loren in 2011 with a vision to reimagine shopping, entertainment and social as one. Xcel owns and manages the Isaac Mizrahi, Judith Ripka, H Halston, and C. Wonder brands, pioneering an omnichannel sales strategy which includes the promotion and sale of products under its brands through direct-response television, internet, brick and mortar retail, and e-commerce channels. Headquartered in New York City, Xcel Brands is led by an executive team with significant retailing, licensing, design, and marketing experience, and a proven track record of success in elevating branded consumer products companies. With a team of over 70 designers and social media focused marketing executives, Xcel maintains control of product quality and promotion across all of its product categories and distribution channels. Xcel differentiates by design. www.xcelbrands.com

475 Tenth Avenue, 4th floor • new york, new york • 10018

Phone: 347-727-2474 • INFO@XCELBRANDS.COM

Forward Looking Statements

This press release contains forward-looking statements. All statements other than statements of historical fact contained in this press release, including statements regarding future events, our future financial performance, business strategy and plans and objectives of management for future operations, are forward-looking statements. We have attempted to identify forward-looking statements by terminology including "anticipates," "believes," "can," "continue," "ongoing," "could," "estimates," "expects," "intends," "may," "appears," "suggests," "future," "likely," "goal," "plans," "potential," "projects," "predicts," "seeks," "should," "would," "guidance," "confident" or "will" or the negative of these terms or other comparable terminology. These forward-looking statements include, but are not limited to, statements regarding our anticipated revenue, expenses, profitability, strategic plans and capital needs. These statements are based on information available to us on the date hereof and our current expectations, estimates and projections and are not guarantees of future performance. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and other factors, including, without limitation, the risks discussed in the "Risk Factors" section and elsewhere in the Company's Annual Report on form 10-K for the year ended December 31, 2014 and its other filings with the SEC, which may cause our or our industry's actual results, levels of activity, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time and it is not possible for us to predict all risk factors, nor can we address the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause our actual results to differ materially from those contained in any forward-looking statements. You should not place undue reliance on any forward-looking statements. Except as expressly required by the federal securities laws, we undertake no obligation to update any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason.

For further information please contact:

Hunter Wells / John Mills

ICR

646-277-1246

Hunter.wells@icrinc.com / John.mills@icrinc.com

475 Tenth Avenue, 4th floor • new york, new york • 10018

Phone: 347-727-2474 • INFO@XCELBRANDS.COM

Xcel Brands, Inc. and Subsidiaries

Consolidated Balance Sheets

	December 31, 2015	December 31, 2014
	(unaudited)
Assets
Current Assets:
Cash and cash equivalents	$16,860,000	$8,531,000
Accounts receivable, net	7,594,000	3,641,000
Prepaid expenses and other current assets	647,000	532,000
Current assets held for disposition from discontinued retail operations	8,000	503,000
Total current assets	25,109,000	13,207,000
Property and equipment, net	871,000	833,000
Trademarks and other intangibles, net	112,323,000	97,679,000
Goodwill	12,371,000	12,371,000
Restricted cash	1,109,000	-
Other assets	343,000	271,000
Long-term assets held for disposition from discontinued retail operations	-	123,000
Total non-current other assets	126,146,000	110,444,000
Total Assets	$152,126,000	$124,484,000

Liabilities and Stockholders' Equity
Current Liabilities:
Accounts payable, accrued expenses and other current liabilities	$3,312,000	$3,529,000
Deferred revenue	597,000	256,000
Installment obligations in connection with the acquisition of the Ripka Brand	-	2,190,000
Current portion of long-term debt	8,918,000	5,650,000
Current portion of long-term debt, contingent obligations	250,000	5,766,000
Current liabilities held for disposition from discontinued retail operations	60,000	218,000
Total current liabilities	13,137,000	17,609,000
Long-Term Liabilities:
Long-term debt, less current portion	31,860,000	39,024,000
Deferred tax liabilities, net	6,749,000	7,449,000
Other long-term liabilities	297,000	178,000
Total long-term liabilities	38,906,000	46,651,000
Total Liabilities	52,043,000	64,260,000

Commitments and Contingencies

Stockholders' Equity:
Preferred stock, $.001 par value, 1,000,000 shares authorized, none issued and outstanding	-	-
Common stock, $.001 par value, 35,000,000 shares authorized at December 31, 2015 and
December 31, 2014 and 18,434,634 and 14,011,896 issued and outstanding at
December 31, 2015 and December 31, 2014, respectively	18,000	14,000
Paid-in capital	93,999,000	56,718,000
Retained earnings	6,066,000	3,492,000
Total Stockholders' Equity	100,083,000	60,224,000

Total Liabilities and Stockholders' Equity	$152,126,000	$124,484,000

475 Tenth Avenue, 4th floor • new york, new york • 10018

Phone: 347-727-2474 • INFO@XCELBRANDS.COM

Xcel Brands, Inc. and Subsidiaries

Consolidated Statements of Operations

	For the Quarter Ended December 31,		For the Year Ended December 31,
	2015	2014	2015	2014
	(unaudited)	(unaudited)	(unaudited)
Revenues
Net licensing revenue	$7,323,000	$5,598,000	$27,405,000	$20,580,000
Net e-commerce sales	150,000	93,000	316,000	127,000
Total revenues	7,473,000	5,691,000	27,721,000	20,707,000
Cost of goods sold	136,000	51,000	267,000	73,000
Gross profit	7,337,000	5,640,000	27,454,000	20,634,000

Operating expenses
Salaries, benefits and employment taxes	2,601,000	2,752,000	12,240,000	9,523,000
Other design and marketing costs	614,000	317,000	2,375,000	1,084,000
Other selling, general and administrative expenses	1,161,000	1,250,000	3,643,000	3,106,000
Stock-based compensation	1,227,000	832,000	4,640,000	5,151,000
Depreciation and amortization	426,000	240,000	1,379,000	935,000
Total operating expenses	6,029,000	5,391,000	24,277,000	19,799,000

Other expenses (income)
Gain on reduction of contingent obligation	-	-	(3,000,000)	(600,000)
Loss on extinguishment of debt	-	-	1,371,000	-
Total other income, net	-	-	(1,629,000)	(600,000)

Operating income	1,308,000	249,000	4,806,000	1,435,000

Interest and finance expense
Interest expense - term debt	295,000	237,000	1,220,000	834,000
Other interest and finance charges	133,000	190,000	584,000	654,000
Total interest and finance expense	428,000	427,000	1,804,000	1,488,000

Income (loss) from continuing operations before income taxes	880,000	(178,000)	3,002,000	(53,000)

Income tax provision (benefit)	121,000	(165,000)	156,000	(97,000)

Income (loss) from continuing operations	759,000	(13,000)	2,846,000	44,000

Income (loss) from discontinued operations, net	9,000	(539,000)	(272,000)	(1,076,000)

Net income (loss)	$768,000	$(552,000)	$2,574,000	$(1,032,000)

Basic net income (loss) per share:
Continuing operations	$0.04	$-	$0.18	$-
Discontinued operations, net	-	(0.05)	(0.02)	(0.09)
Net income (loss)	$0.04	$(0.05)	$0.16	$(0.09)

Diluted net income (loss) per share:
Continuing operations	$0.04	$-	$0.17	$-
Discontinued operations, net	-	(0.05)	(0.02)	(0.08)
Net income (loss)	$0.04	$(0.05)	$0.15	$(0.08)

Basic weighted average common shares outstanding	18,438,585	12,211,059	16,151,163	11,698,880
Diluted weighted average common shares outstanding	19,406,691	12,211,059	17,223,240	12,816,674

475 Tenth Avenue, 4th floor • new york, new york • 10018

Phone: 347-727-2474 • INFO@XCELBRANDS.COM

Xcel Brands, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

	For the Year Ended December 31,
	2015	2014
	(unaudited)
Cash flows provided by operating activities
Net income (loss)	$2,574,000	$(1,032,000)
Adjustments to reconcile net income (loss) to net cash
provided by operating activities:
Loss from discontinued operations, net	272,000	1,076,000
Depreciation and amortization expense	1,379,000	935,000
Amortization of deferred finance costs	141,000	80,000
Stock-based compensation	4,640,000	5,151,000
Allowance for doubtful accounts	(21,000)	2,000
Amortization of note discount	406,000	575,000
Deferred income tax benefit	(394,000)	(1,031,000)
Tax benefit from vested stock grants and exercised options	(306,000)	(508,000)
Gain on reduction of contingent obligation	(3,000,000)	(600,000)
Loss on extinguishment of debt	1,371,000	-
Changes in operating assets and liabilities:
Accounts receivable	(3,931,000)	(103,000)
Prepaid expenses and other assets	(187,000)	(46,000)
Accounts payable, accrued expenses and other current liabilities	(217,000)	2,342,000
Deferred revenue	341,000	(235,000)
Other liabilities	119,000	-
Net cash provided by operating activities from continuing operations	3,187,000	6,606,000
Net cash provided by (used in) operating activities from discontinued
operations, net	108,000	(739,000)
Net cash provided by operating activities	3,295,000	5,867,000

Cash flows used in investing activities
Cash consideration for asset acquisition of the Ripka Brand	-	(12,365,000)
Cash consideration for asset acquisition of the H Halston Brand	(14,000)	(18,513,000)
Cash consideration for asset acquisition of the C Wonder Brand	(3,587,000)	-
Purchase of property and equipment	(530,000)	(246,000)
Restricted cash for security deposit	(1,109,000)	-
Net cash used in investing activities from continuing operations	(5,240,000)	(31,124,000)
Net cash used in investing activities from discontinued operations, net	-	(433,000)
Net cash used in investing activities	(5,240,000)	(31,557,000)

Cash flows provided by financing activities
Proceeds from issuance of Common Stock, net of direct costs	16,107,000	9,294,000
Proceeds from exercise of stock options	65,000	6,000
Tax benefit from vested stock grants and exercised options	306,000	508,000
Shares repurchased including vested restricted stock in exchange for	(748,000)	(978,000)
withholding taxes
Proceeds from term debt related to the Ripka Brand	-	9,000,000
Proceeds from term debt related to the H Brand	-	10,000,000
Payment of contingent obligation	-	(315,000)
Payment of deferred finance costs	(10,000)	(505,000)
Payment of long-term debt	(3,256,000)	(250,000)
Payment of installment obligations related to the acquisition of the Ripka Brand	(2,190,000)	-
Net cash provided by financing activities	10,274,000	26,760,000

Net increase in cash and cash equivalents	8,329,000	1,070,000

Cash and cash equivalents, beginning of year	8,531,000	7,461,000

Cash and cash equivalents, end of year	$16,860,000	$8,531,000

Supplemental disclosure of non-cash activities:
Issuance of common stock in connection with C Wonder Brand acquisition	$9,000,000	$-
Contingent obligation related to acquisition of the C Wonder Brand	$2,850,000	$-
Issuance of common stock as payment for a portion of the Ripka Seller Notes	$5,400,000	$-
Issuance of common stock as payment for a portion of the QVC Earn-Out	$2,515,000	$-
Issuance of Notes payable as partial consideration in the
acquisition of the Ripka Brand (net of debt discount)	$-	$4,165,000
Issuance of common stock in connection with Ripka Brand acquisition	$-	$2,286,000
Issuance of common stock and warrants in connection with H Brand acquisition	$-	$9,611,000
Installment obligations related to acquisition of the Ripka Brand	$-	$2,190,000
Contingent obligations related to acquisition of the Ripka Brand	$-	$3,784,000

Supplemental disclosure of cash flow information:
Cash paid during the year for income taxes	$453,000	$109,000
Cash paid during the year for interest	$1,157,000	$653,000

475 Tenth Avenue, 4th floor • new york, new york • 10018

Phone: 347-727-2474 • INFO@XCELBRANDS.COM

Xcel Brands, Inc. and Subsidiaries

Reconciliation of Non-GAAP measures

(unaudited)

Non-GAAP net income:
	Quarter Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014

Net income (loss)	$768,000	$(552,000)	$2,574,000	$(1,032,000)
Non-cash interest and finance expense	85,000	167,000	415,000	575,000
Stock-based compensation	1,227,000	832,000	4,640,000	5,151,000
Loss on extinguishment of debt	-	-	1,371,000	-
Gain on reduction of contingent obligations	-	-	(3,000,000)	(600,000)
Income (loss) from discontinued operations, net	(9,000)	539,000	272,000	1,076,000
Other non-cash adjustments	-	1,000	-	14,000
Non-GAAP net income	$2,071,000	$987,000	$6,272,000	$5,184,000

Non-GAAP diluted EPS:
	Quarter Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014

Diluted income (loss) per share	$0.04	$(0.04)	$0.15	$(0.08)
Non-cash interest and finance expense	-	0.01	0.02	0.05
Stock-based compensation	0.06	0.06	0.27	0.40
Loss on extinguishment of debt	-	-	0.08	-
Gain on reduction of contingent obligations	-	-	(0.18)	(0.05)
Income (loss) from discontinued operations, net	-	0.04	0.02	0.08
Non-GAAP diluted EPS	$0.10	$0.07	$0.36	$0.40

Weighted average shares - Non-GAAP Dilituve:
	Quarter Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014

Basic weighted average shares	18,438,585	12,211,059	16,151,163	11,698,880
Effect of exercising warrants	872,339	971,873	946,903	971,873
Effect of exercising stock options	95,767	145,922	125,174	145,921
Weighted average shares - Non-GAAP Dilituve	19,406,691	13,328,854	17,223,240	12,816,674

Adjusted EBITDA:
	Quarter Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014

Net income (loss)	$768,000	$(552,000)	$2,574,000	$(1,032,000)
Depreciation and amortization	426,000	240,000	1,379,000	935,000
Interest and finance expense	343,000	260,000	1,389,000	913,000
Non-cash interest expense from discounted debt related to asset acquisitions	85,000	167,000	415,000	575,000
Income tax provision (benefit)	121,000	(165,000)	156,000	(97,000)
State and local franchise taxes	24,000	3,000	108,000	77,000
Stock-based compensation	1,227,000	832,000	4,640,000	5,151,000
Loss on extinguishment of debt	-	-	1,371,000	-
Gain on reduction of contingent obligations	-	-	(3,000,000)	(600,000)
Income (loss) from discontinued operations, net	(9,000)	539,000	272,000	1,076,000
Other non-cash adjustments	-	1,000	-	14,000
Adjusted EBITDA	$2,985,000	$1,325,000	$9,304,000	$7,012,000

475 Tenth Avenue, 4th floor • new york, new york • 10018

Phone: 347-727-2474 • INFO@XCELBRANDS.COM

Non-GAAP net income and non-GAAP diluted EPS are non-GAAP unaudited terms. We define non-GAAP net income as net income (loss), exclusive of stock-based compensation, non-cash interest and finance expense from discounted debt related to acquired assets, gain on the reduction of contingent obligations, loss on extinguishment of debt, other non-cash adjustments, and loss from discontinued operations, net. Non-GAAP net income and non-GAAP diluted EPS do not include the tax effect of the reconciling items.

Adjusted EBITDA is a non-GAAP unaudited measure, which we define as net income (loss) before stock-based compensation, interest expense and other financing costs (including gain (loss) on extinguishment of debt), income taxes, other state and local franchise taxes, depreciation and amortization, gain on the reduction of contingent obligations, other non-cash adjustments, and loss on discontinued operations of our retail business.

Management uses non-GAAP net income, non-GAAP diluted EPS and Adjusted EBITDA as measures of operating performance to assist in comparing performance from period to period on a consistent basis and to identify business trends relating to our results of operations. Management believes non-GAAP net income, non-GAAP diluted EPS and Adjusted EBITDA are also useful because they provide supplemental information to assist investors in evaluating our financial results. Non-GAAP net income, non-GAAP diluted EPS and Adjusted EBITDA should not be considered in isolation or as alternatives to net income (loss), earnings per share or any other measure of financial performance calculated and presented in accordance with GAAP. Given that non-GAAP net income, non-GAAP diluted EPS and Adjusted EBITDA are financial measures not deemed to be in accordance with GAAP and are susceptible to varying calculations, our non-GAAP net income, non-GAAP diluted EPS and Adjusted EBITDA may not be comparable to similarly titled measures of other companies, including companies in our industry, because other companies may calculate non-GAAP net income, non-GAAP diluted EPS and Adjusted EBITDA in a different manner than we calculate these measures. In evaluating non-GAAP net income, non-GAAP diluted EPS and Adjusted EBITDA, you should be aware that in the future we may or may not incur expenses similar to some of the adjustments in this presentation. Our presentation of non-GAAP net income, non-GAAP diluted EPS and Adjusted EBITDA does not imply that our future results will be unaffected by these expenses or any unusual or non-recurring items. When evaluating our performance, you should consider non-GAAP net income, non-GAAP diluted EPS and Adjusted EBITDA alongside other financial performance measures, including our net income (loss) and other GAAP results, and not rely on any single financial measure.

475 Tenth Avenue, 4th floor • new york, new york • 10018

Phone: 347-727-2474 • INFO@XCELBRANDS.COM